SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2007

PLASTINUM CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-52128	20-4255141
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

c/o 245 Park Avenue
New York, New York 10167

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (212) 792-4030

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 11, 2007, the Registrant’s stockholders approved, and on June 12, 2007 the Registrant filed, an Amendment to its Certificate of Incorporation, effective as of June 26, 2007, changing its corporate name to “Plastinum Polymer Technologies Corp.” A copy of the filed Amendment is attached hereto as Exhibit 3.1.

Item 9.01  Financial Statements and Exhibits.

Exhibits

3.1	Amendment of the Certificate of Incorporation of the Registrant, filed June 12, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLASTINUM CORP.

Dated: June 14, 2007	By:	/s/ Jacques Mot
Jacques Mot President and CEO